Exhibit 99.4

Monthly Operating Report

ACCRUAL BASIS

2007

CASE NAME: Kitty Hawk Aircargo, Inc.

CASE NUMBER: 07-44539

JUDGE: Russell F. Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: DECEMBER 31, 2007

                        IN ACCORDANCE  WITH  TITLE  28,  SECTION  1746,  OF  THE  UNITED  STATES  CODE, I DECLARE UNDER  PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY  OPERATING  REPORT  (ACCRUAL BASIS-1  THROUGH  ACCRUAL BASIS-7)  AND THE  ACCOMPANYING  ATTACHMENTS  AND,  TO  THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE  TRUE, CORRECT AND COMPLETE. DECLARATION  OF  THE  PREPARER (OTHER  THAN  RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION  OF  WHICH PREPARER  HAS  ANY  KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ James R. Kupferschmid	Senior VP and Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	January 24, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	January 24, 2008
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

2007

CASE NAME: Kitty Hawk Aircargo, Inc.

CASE  NUMBER: 07-44539

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	October 2007	November 2007	December 2007
ASSETS
1.	UNRESTRICTED CASH	$2,913	$54,334	$37,623	$564,506
2.	RESTRICTED CASH		$0	$0	$0
3.	TOTAL CASH	$2,913	$54,334	$37,623	$564,506
4.	ACCOUNTS RECEIVABLE (NET)	$428,572	$563,239	$536,016	$599,968
5.	INVENTORY	$1,807,835	$1,434,407	$1,412,526	$1,402,954
6.	NOTES RECEIVABLE	$0	$0	$0	$0
7.	PREPAID EXPENSES	$538,000	$1,669,075	$1,225,335	$576,529
8.	OTHER (ATTACH LIST)	$2,114,882	$211,081	$203,835	$202,704
9.	TOTAL CURRENT ASSETS	$4,892,202	$3,932,136	$3,415,335	$3,346,661
10.	PROPERTY, PLANT & EQUIPMENT	$359,058	$2,342,879	$2,342,879	$1,345,962
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$1,146,213	$1,171,285	$1,067,386
12.	NET PROPERTY, PLANT & EQUIPMENT	$359,058	$1,196,666	$1,171,594	$278,576
13.	DUE FROM INSIDERS	$0	$0	$0	$0
14.	OTHER ASSETS — NET OF AMORTIZATION (ATTACH LIST)	$0	$0	$0	$0
15.	OTHER (ATTACH LIST)	$0	$7,421,133	$7,562,840	$6,655,018
16.	TOTAL ASSETS	$5,251,260	$12,549,935	$12,149,769	$10,280,255
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$86,113	$212,527	$194,208
18.	TAXES PAYABLE		$70,240	$68,056	$90,224
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$0	$0	$0
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$1,582,074	$1,729,985	$1,234,436
23.	TOTAL POSTPETITION LIABILITIES		$1,738,427	$2,010,568	$1,518,868
PREPETITION LIABILITIES
24.	SECURED DEBT	$16,684,744	$0	$0	$0
25.	PRIORITY DEBT	$810,299	$0	$0	$0
26.	UNSECURED DEBT	$4,675,404	$6,974,813	$6,618,679	$6,319,708
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$22,170,447	$6,974,813	$6,618,679	$6,319,708
29.	TOTAL LIABILITIES	$22,170,447	$8,713,240	$8,629,247	$7,838,576
EQUITY
30.	PREPETITION OWNERS’ EQUITY		$3,848,021	$3,848,021	$3,848,021
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(11,326)	$(327,499)	$(1,406,342)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0	$0
33.	TOTAL EQUITY	$0	$3,836,695	$3,520,522	$2,441,679
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$22,170,447	$12,549,935	$12,149,769	$10,280,255

Monthly Operating Report

ACCRUAL BASIS-2

2007

CASE NAME: Kitty Hawk Aircargo, Inc.

CASE NUMBER: 07-44539

INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER
		October 2007	November 2007	December 2007	TOTAL
REVENUES
1.	GROSS REVENUES	$233,545	$1,141,483	$1,482,950	$2,857,978
2.	LESS: RETURNS & DISCOUNTS	$0	$0	$0	$0
3.	NET REVENUE	$233,545	$1,141,483	$1,482,950	$2,857,978
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$0	$0	$0	$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$233,545	$1,141,483	$1,482,950	$2,857,978
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$16,884	$34,072	$31,058	$82,014
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$62,224	$182,698	$359,611	$604,533
12.	RENT & LEASE	$554,557	$802,250	$530,956	$1,887,763
13.	OTHER (ATTACH LIST)	$(402,542)	$954,103	$864,731	$1,416,292
14.	TOTAL OPERATING EXPENSES	$231,123	$1,973,123	$1,786,356	$3,990,602
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$2,422	$(831,640)	$(303,406)	$(1,132,624)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$0	$540,539	$122,582	$663,121
17.	NON-OPERATING EXPENSE (ATT. LIST)	$0	$0	$530,250	$530,250
18.	INTEREST EXPENSE	$0	$0	$0	$0
19.	DEPRECIATION / DEPLETION	$13,749	$25,072	$362,768	$401,589
20.	AMORTIZATION	$0	$0	$0	$0
21.	OTHER (ATTACH LIST)	$0	$0	$0	$0
22.	NET OTHER INCOME & EXPENSES	$13,749	$(515,467)	$770,436	$268,718
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$0	$0	$0	$0
24.	U.S. TRUSTEE FEES	$0	$0	$5,000	$5,000
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$5,000	$5,000
27.	INCOME TAX	$0	$0	$0	$0
28.	NET PROFIT (LOSS)	$(11,327)	$(316,173)	$(1,078,842)	$(1,406,342)

Monthly Operating Report

ACCRUAL BASIS-3

2007

CASE NAME: Kitty Hawk Aircargo, Inc.

CASE NUMBER: 07-44539

	MONTH	MONTH	MONTH	QUARTER
	October 2007	November 2007	December 2007	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1. CASH — BEGINNING OF MONTH	$2,913	$54,334	$37,623	$2,913
RECEIPTS FROM OPERATIONS
2. CASH SALES	$0	$0	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3. PREPETITION	$209,638	$823,366	$0	$1,033,004
4. POSTPETITION	$0	$0	$3,882,001	$3,882,001
5. TOTAL OPERATING RECEIPTS	$209,638	$823,366	$3,882,001	$4,915,005
NON-OPERATING RECEIPTS
6. LOANS & ADVANCES (ATTACH LIST)	$0	$0	$0	$0
7. SALE OF ASSETS	$0	$0	$436,424	$436,424
8. OTHER (ATTACH LIST)	$6,169	$1,309	$(3,641,597)	$(3,634,119)
9. TOTAL NON-OPERATING RECEIPTS	$6,169	$1,309	$(3,205,173)	$(3,197,695)
10. TOTAL RECEIPTS	$215,807	$824,675	$676,828	$1,717,310
11. TOTAL CASH AVAILABLE	$218,720	$879,009	$714,451	$1,720,223
OPERATING DISBURSEMENTS
12. NET PAYROLL	$0	$0	$0	$0
13. PAYROLL TAXES PAID	$0	$0	$0	$0
14. SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0
15. SECURED / RENTAL / LEASES	$158,566	$840,078	$135,870	$1,134,514
16. UTILITIES	$0	$0	$0	$0
17. INSURANCE	$0	$0	$0	$0
18. INVENTORY PURCHASES	$0	$0	$0	$0
19. VEHICLE EXPENSES	$0	$0	$0	$0
20. TRAVEL	$0	$0	$0	$0
21. ENTERTAINMENT	$0	$0	$0	$0
22. REPAIRS & MAINTENANCE	$0	$0	$0	$0
23. SUPPLIES	$0	$0	$0	$0
24. ADVERTISING	$0	$0	$0	$0
25. OTHER (ATTACH LIST)	$5,820	$1,308	$14,075	$21,203
26. TOTAL OPERATING DISBURSEMENTS	$164,386	$841,386	$149,945	$1,155,717
REORGANIZATION EXPENSES
27. PROFESSIONAL FEES	$0	$0	$0	$0
28. U.S. TRUSTEE FEES	$0	$0	$0	$0
29. OTHER (ATTACH LIST)	$0	$0	$0	$0
30. TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31. TOTAL DISBURSEMENTS	$164,386	$841,386	$149,945	$1,155,717
32. NET CASH FLOW	$51,421	$(16,711)	$526,883	$561,593
33. CASH — END OF MONTH	$54,334	$37,623	$564,506	$564,506

Monthly Operating Report

ACCRUAL BASIS-4

2007

CASE NAME: Kitty Hawk Aircargo, Inc.

CASE NUMBER: 07-44539

	SCHEDULE	MONTH	MONTH	MONTH
	AMOUNT	October 2007	November 2007	December 2007
ACCOUNTS RECEIVABLE AGING
1. 0-30		$132,450	$57,548	$74,907
2. 31-60		$90,860	$23,746	$23,794
3. 61-90		$3,486	$70,488	$23,746
4. 91+		$210,396	$213,881	$278,241
5. TOTAL ACCOUNTS RECEIVABLE	$428,572	$437,192	$365,663	$400,688
6. AMOUNT CONSIDERED UNCOLLECTIBLE	$0	$0	$0	$0
7. ACCOUNTS RECEIVABLE (NET)	$428,572	$437,192	$365,663	$400,688

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: December 2007

	0-30	31-60	61-90	91+
	DAYS	DAYS	DAYS	DAYS	TOTAL
TAXES PAYABLE
1. FEDERAL	$0	$0	$0	$0	$0
2. STATE	$0	$0	$0	$0	$0
3. LOCAL	$0	$0	$0	$0	$0
4. OTHER (ATTACH LIST)	$90,224	$0	$0	$0	$90,224
5. TOTAL TAXES PAYABLE	$90,224	$0	$0	$0	$90,224

6. ACCOUNTS PAYABLE	$(41,950)	$179,890	$56,268	$0	$194,208

STATUS OF POSTPETITION TAXES	MONTH: December 2007

	BEGINNING	AMOUNT		ENDING
	TAX	WITHHELD AND/	AMOUNT	TAX
	LIABILITY*	0R ACCRUED	PAID	LIABILITY
FEDERAL
1. WITHHOLDING**	$0	$107,029	$107,029	$0
2. FICA-EMPLOYEE**	$0	$40,662	$40,662	$0
3. FICA-EMPLOYER**	$0	$40,662	$40,662	$0
4. UNEMPLOYMENT	$0	$131	$131	$0
5. INCOME	$0	$0	$0	$0
6. OTHER (ATTACH LIST)	$0	$14,034	$14,034	$0
7. TOTAL FEDERAL TAXES	$0	$202,518	$202,518	$0
STATE AND LOCAL
8. WITHHOLDING	$0	$9,981	$9,981	$0
9. SALES	$0	$0	$0	$0
10. EXCISE	$0	$0	$0	$0
11. UNEMPLOYMENT	$0	$433	$433	$0
12. REAL PROPERTY	$0	$0	$0	$0
13. PERSONAL PROPERTY	$0	$0	$0	$0
14. OTHER (ATTACH LIST)	$0	$0	$0	$0
15. TOTAL STATE & LOCAL	$0	$10,414	$10,414	$0
16. TOTAL TAXES	$0	$212,932	$212,932	$0

*                                         The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**                                  Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

ACCRUAL BASIS-5

2007

CASE NAME: Kitty Hawk Aircargo, Inc.

CASE  NUMBER: 07-44539

The  debtor  in  possession  must  complete  the  reconciliation  below  for  each  bank  account, including  all  general,  payroll  and  tax  accounts,  as  well  as  all  savings  and  investment accounts,  money  market  accounts,  certificates  of  deposit,  government obligations, etc. Accounts  with  restricted  funds should be identified  by  placing  an  asterisk next to the account  number.  Attach  additional  sheets  if  necessary.

MONTH: December 2007
BANK RECONCILIATIONS

	Account #1	Account #2	Account #3	TOTAL
A. BANK:	Capital One	JP Morgan Chase	Capital One
B. ACCOUNT NUMBER:	3620477833	100130152	3620562563
C. PURPOSE (TYPE):	Depository	Operating	Asset Sales
1. BALANCE PER BANK STATEMENT	$127,772	$0	$436,202	$563,974
2. ADD: TOTAL DEPOSITS NOT CREDITED	$0	$0	$0	$0
3. SUBTRACT: OUTSTANDING CHECKS	$0	$0	$0	$0
4. OTHER RECONCILING ITEMS	$0	$0	$182	$182
5. MONTH END BALANCE PER BOOKS	$127,772	$0	$436,384	$564,156
6. NUMBER OF LAST CHECK WRITTEN	None	No Checks	No Checks

INVESTMENT ACCOUNTS

	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7. N/A
8.
9.
10.
11. TOTAL INVESTMENTS			$0	$0

CASH

12. CURRENCY ON HAND	$350

13. TOTAL CASH — END OF MONTH	$564,506

Monthly Operating Report

ACCRUAL BASIS-6

2007

CASE NAME: Kitty Hawk Aircargo, Inc.

CASE  NUMBER: 07-44539

MONTH: December 2007

PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF  THE  TOTAL  DISBURSEMENTS  SHOWN  FOR  THE  MONTH,  LIST  THE  AMOUNT  PAID TO  INSIDERS  (AS  DEFINED  IN  SECTION  101 (31)  (A)-(F)  OF  THE  U.S.  BANKRUPTCY  CODE) AND  TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS  TO  INSIDERS, IDENTIFY  THE  TYPE  OF COMPENSATION  PAID  (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,  HOUSING  ALLOWANCE, TRAVEL,  CAR ALLOWANCE,  ETC.).  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1. Robbie Barron	Salary, Expense Reports	$15,385	$42,383
2. Danny Clifton	Salary, Expense Reports	$6,750	$22,418
3. Mark Luman	Salary, Expense Reports	$8,923	$21,225
4.
5.
6. TOTAL PAYMENTS TO INSIDERS		$31,058	$86,026

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
1. See Case #07-44536, Kitty Hawk, Inc.
2.
3.
4.
5.
6. TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*                 INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION  PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1. GECAS	$738,159	$214,403	$1,372,597
2. AirLease International	$48,910	$175,365	$0
3.
4.
5.
6. TOTAL	$787,069	$389,768	$1,372,597

Monthly Operating Report

ACCRUAL BASIS-7

2007

CASE NAME:  Kitty Hawk Aircargo, Inc.

CASE NUMBER: 07-44539

MONTH: November 2007

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1 —  Misc equipment sold when locations closed i/a/w de minimis asset sale motion approved by the Court

10 — DIP order in place with Laurus does not allow post-petition payments after 10/29 until Laurus is paid in full; expect payments to resume in 1/08

4 —  Payment  made on accrued vacation balances in accordance with first day orders.

INSURANCE

	YES	NO
1. ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Case #07-44536, Kitty Hawk, Inc.

Footnotes Supplement

ACCRUAL  BASIS

2007

CASE NAME: Kitty Hawk Aircargo, Inc.

CASE  NUMBER: 07-44539

MONTH: November 2007

Accrual Basis Form Number	Line Number	Footnote/Explanation
3	8	All available cash received into each subsidiary cash account was transferred to paydown the Laurus Master Fund Secured Debt at Kitty Hawk, Inc. (Case #07-44536)

3	31	All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. disbursement accounts (Case #07-44536)

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries as deemed necessary. (Case #07-44536)

6	Post Pet Leases	GECAS and AirLease are aircraft and engine leases which are protected under Section 1110; Debtor may delay lease payment 60 days from petition date

7		All insurance policies for Kitty Hawk Aircargo, Inc. are carried in the name of Kitty Hawk, Inc. (Case #07-44536)

1	4	Accounts Receivable (Net) includes accrued AR at the end of the reporting period

3	15

Cash receipts collected was automatically transferred to Laurus Master Fund to paydown revolver until paid in full on 12/07; afterwards, cash receipts tranferred directly to Kitty Hawk, Inc. (Case #07-44536)

3	7

All proceeds from the sale of assets in all 5 cases (07-44536, 44537, 44538, 44539, 44540) are deposited into the account maintained at Capital One Bank in the name of Kitty Hawk Aircargo, Inc. Asset Sales Account

4	AR - 7	Total Accounts Receivable does not agree to Accrual Basis — 1, line 4 due to Unapplied Cash ($140,346) and miscellaneous reconciling items ($7,234) at the end of the reporting cycle.

Case Name: Kitty Hawk Aircargo, Inc.

Case Number: 07-44539

Details of Other Items

	December 2007
ACCRUAL BASIS — 1

8. OTHER (ATTACH LIST)	202,704	Reported
AR 401(k)	(834)
AR Employees	(1,604)
Fuel intoplane suspense	(36,546)
Deposits	241,688

	202,704	Detail
	0	Difference

15. OTHER (ATTACH LIST)	6,655,018	Reported
Intercompany receivable	6,655,018

	6,655,018	Detail
	0	Difference

22. OTHER (ATTACH LIST)	1,234,436	Reported
Deferred gain	10,054
Payroll clearing	(3,394)
General Accrued AP	1,144,856
Accrued Union Dues	(9,686)
Accrued wages	92,536
Accrued 401(k)	70
Deferred revenue	0

	1,234,436	Detail
	0	Difference

ACCRUAL BASIS — 2

13. OTHER OPERATING EXPENSE	864,731	Reported
Crewmember wages	320,430
Crewmember travel	104,440
Training	0
Flight Operations Admin wages & travel	63,649
Flight Planning Expense	50,357
Aircraft Insurance	75,097
Ground Operating Expense	1,636
Fuel	(70,998)
Maintenance wages & travel	104,847
Support costs	10,840
Contract labor	(696)
Parts Related Expense	10,717
Contractual Maintenance agreements	182,646
Allocation to Cargo	0
On demand charter expense	7,366
Non-reorganization Professional Fees	4,400

	864,731	Detail
	0	Difference

16. NON-OPERATING INCOME (ATT. LIST)	122,582	Reported
Interest income	144
Gain on sale of assets	5,994
Insurance claims on damaged aircraft	116,444

	122,582	Detail
	0	Difference

17. NON-OPERATING EXPENSE (ATT. LIST)	530,250	Reported
Write off software development costs	530,250

	530,250	Detail
	0	Difference

ACCRUAL BASIS — 3

8. OTHER (ATTACH LIST)	(3,641,597)	Reported
Transfer to Inc (#07-44536)	(3,655,632)
Transfer from Inc (#07-44536)	14,035

	(3,641,597)	Detail
	0	Difference

25. OTHER (ATTACH LIST)	14,075	Reported
Federal Excise Tax payments	14,035
Bank Fees	40

	14,075	Detail
	0	Difference

ACCRUAL BASIS — 4
Status of Post Petition Taxes	14,034	Reported
Federal Excise Taxes — collected and remitted	14,034

	14,034	Detail
	0	Difference

ACCRUAL BASIS — 4
Aging of Post-petition Taxes	90,224	Reported
Accrued FICA related to accrued wages	8,622
Accrued state excise/use tax	157
Accrued property tax	39,869
Federal Excise Tax	19,408

	68,056	Detail
	22,168	Difference